UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2011

TWO RIVERS WATER COMPANY _______________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 420, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Two Rivers Water Company, a company focused on acquiring and developing water rights and irrigated farming assets in the western United States, announced on August 24, 2011 it had completed its most recent capital raise of $5,250,000 which enables Two Rivers to close the purchase and development of an additional 2,500 acres of high yield irrigated farmland in Huerfano and Pueblo Counties in Colorado.

The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press Release, dated August 24, 2011*
____________________ *Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: August 26, 2011	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer